UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2004

P-Com, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3175 S. Winchester Boulevard, Campbell, California		95008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.866.3666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2004, P-Com, Inc. (the "Registrant") entered into retention agreements with two of its senior executives, Don Meiners, its Vice President of Operations, and Randall L. Carl, its Vice President of Sales and Marketing - Licensed Products. Under the terms of the agreements, in the event that either Messrs. Meiners or Carl are terminated without cause, the Registrant is obligated to pay their base salary for a period of six months, and all options previously granted shall vest in accordance with their terms for a period of two years following the date of such termination.

In the event that Messrs. Meiners or Carl are terminated within twelve months of a change in control, the Registrant is obligated to pay their salary for a period of one year following such termination and all options granted shall automatically accelerate so that each option will become fully vested and immediately exercisable for the total number of shares of Common Stock subject to those options ("Severance Benefits"). For purposes of the agreements, a Change of Control shall mean any of the following transactions effecting a change in ownership or control of the Company: (a) a merger or consolidation in which the Registrant is not the surviving entity; (b) the sale, transfer or other disposition of all or substantially all of the assets of the Registrant in complete liquidation or dissolution of the Registrant; (c) any reverse merger in which the Registrant is the surviving entity but in which securities representing 50% or more of the total combined voting power of the Registrant's outstanding securities are transferred to a person(s) different from the person(s) holding those securities immediately prior to such merger; or (d) the acquisition, directly or indirectly by a person or related group of persons of beneficial ownership of securities possessing more than 30% of the total combined voting power of the Registrant's outstanding securities pursuant to a tender or exchange offer made directly to the Registrant's st ockholders.

Messrs. Meiners and Carl shall be entitled to receive their Severance Benefits if, at any time within twelve months of a Change of Control: (a) his level of responsibility at the Registrant is materially reduced; (b) his place of employment is moved to a location that is more than 50 miles from his place of employment immediately prior to a Change in Control; or (c) his salary or bonus plan is reduced without his prior written consent.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P-Com, Inc.

November 9, 2004	By:	/s/ Sam Smookler

Name: Sam Smookler
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Retention Agreement, dated November 3, 2004, between P-Com, Inc. and Don Meiners
10.2	Retention Agreement, dated November 3, 2004, between P-Com, Inc. and Randall L. Carl